UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2023

CTS CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Indiana	1-4639	35-0225010
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4925 Indiana Avenue
Lisle, Illinois		60532
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (630) 577-8800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	CTS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 11, 2023, the Board of Directors of the Company (the “Board”) approved amendments to Article VIII of the Company’s Amended and Restated Bylaws (as amended, the “Amended and Restated Bylaws”) to include changes to permit the use of electronic board consents as allowable under the Indiana Business Corporation Law and Indiana Uniform Electronic Transactions Act.

A copy of the Amended and Restated Bylaws of the Company as currently in effect with all amendments is attached hereto as Exhibit 3.1.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders (the “Annual Meeting”) on May 11, 2023. At the Annual Meeting, all director nominees were elected. Proposals 2 and 4 were approved. A majority of the votes cast on Proposal 3 were in favor of a one-year frequency for future advisory votes on the compensation of the Company’s named executive officers. The Board has elected to hold future advisory votes on the compensation of the Company’s named executive officers on an annual basis. Proposal 5 did not receive a majority of the votes cast and therefore was not approved. The proposals below are described in more detail in the Company’s definitive proxy statement filed on March 31, 2023 (the “Proxy Statement”) for the Annual Meeting. The final results were as follows:

PROPOSAL 1 – Election of six directors until the next annual meeting of shareholders:

DIRECTOR NOMINEE	NUMBER OF VOTES FOR	NUMBER OF VOTES AGAINST	NUMBER OF ABSTENTIONS	NUMBER OF BROKER NON-VOTES
Donna M. Costello	28,655,258	166,751	27,002	812,223
William S. Johnson	28,688,186	134,024	26,801	812,223
Kieran M. O’Sullivan	28,101,838	719,334	27,839	812,223
Robert A. Profusek	26,149,375	2,672,836	26,800	812,223
Randy L. Stone	28,777,820	44,287	26,904	812,223
Alfonso G. Zulueta	28,227,595	594,344	27,072	812,223

PROPOSAL 2 – Approval, on a non-binding advisory basis, of the compensation of our named executive officers as described in the Proxy Statement:

NUMBER OF VOTES FOR	NUMBER OF VOTES AGAINST	NUMBER OF ABSTENTIONS	NUMBER OF BROKER NON-VOTES
27,851,669	980,524	16,818	812,223

PROPOSAL 3 – Approval, on an advisory basis, of the frequency of future advisory votes regarding the compensation of the Company’s named executive officers:

NUMBER OF VOTES FOR ONE YEAR	NUMBER OF VOTES FOR 2 YEARS	NUMBER OF VOTES FOR 3 YEARS	NUMBER OF ABSTENTIONS
27,138,533	11,621	1,681,530	17,327

PROPOSAL 4 – Ratification of the appointment of Grant Thornton, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023:

NUMBER OF VOTES FOR	NUMBER OF VOTES AGAINST	NUMBER OF ABSTENTIONS
29,262,918	390,828	7,488

PROPOSAL 5 – Approval of a shareholder proposal to subject termination pay to shareholder approval:

NUMBER OF VOTES FOR	NUMBER OF VOTES AGAINST	NUMBER OF ABSTENTIONS	NUMBER OF BROKER NON-VOTES
14,025,960	14,802,616	20,435	812,223

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of CTS Corporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTS Corporation

Date:	May 15, 2023	By:	/s/ Scott L. D'Angelo
Scott L. D'Angelo Vice President, General Counsel and Secretary